UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 18, 2017
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VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)
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Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
8214 Westchester Drive, Suite 400
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described below under Item 5.07, effective as of May 18, 2017, the shareholders of Veritex Holdings, Inc. (the “Company”) approved an amendment to Section 4.02(a) of the Third Amended and Restated Bylaws of the Company to remove the range of the size of the board of directors. The text of such amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 18, 2017, the Company held its annual meeting of shareholders to consider and act upon the following matters:
Proposal 1 — Shareholders approved an amendment to section 4.02(a) of the Third Amended and Restated Bylaws of the Company to remove the range of the size of the board of directors. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for the proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,111,098	2,521,870	1,420	—
Proposal 2 — Shareholders elected eleven nominees to serve as directors until the 2018 annual meeting of shareholders, and each until their successors are duly elected and qualified or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
C. Malcolm Holland, III	11,413,823	220,565	2,196,234
William C. Murphy	11,504,719	129,669	2,196,234
Pat S. Bolin	9,573,068	2,061,320	2,196,234
April Box	11,511,777	122,611	2,196,234
Blake Bozman	11,576,777	57,611	2,196,234
Ned N. Fleming, III	11,576,777	57,611	2,196,234
Mark C. Griege	11,576,777	57,611	2,196,234
Gordon Huddleston	11,576,777	57,611	2,196,234
Michael A. Kowalski	11,576,777	57,611	2,196,234
Gregory B. Morrison	11,321,576	312,812	2,196,234
John T. Sughrue	11,536,868	97,520	2,196,234
Proposal 3 — Shareholders ratified the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017 by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,802,202	6,457	21,963	—
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.1	Amendment to Section 4.02(a) of the Third Amended and Restated Bylaws of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer

Date: May 19, 2017